UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2025

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EDIBLE GARDEN AG INCORPORATED
(Exact name of registrant as specified in its charter)

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Delaware	001-41371	85-0558704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

283 County Road 519, Belvidere, New Jersey	07823
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 750-3953

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EDBL	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	EDBLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 8, 2025, Edible Garden AG Incorporated (the “Company”) received a letter (the “Letter”) from The Nasdaq Stock Market LLC (“Nasdaq”) confirming that the Company regained compliance with Nasdaq Listing Rule 5550(a)(2), which requires listed companies to maintain a minimum bid price of at least $1 per share (the “Bid Price Rule”), as required by the Nasdaq Hearings Panel’s decision dated February 12, 2025.

Pursuant to the Letter, the Company will be subject to a “Panel Monitor,” as defined by Nasdaq Listing Rule 5815(d)(4)(A), through April 8, 2026. If the Company fails to satisfy a continued listing requirement during the one-year monitoring period: (i) the Company will not be permitted to present a compliance plan to Nasdaq’s Listing Qualifications Department (the “Department”), (ii) the Department will not be permitted to grant any additional time for the Company to regain compliance with the deficiency, (iii) the Company will not be afforded an applicable cure or compliance period pursuant to Nasdaq Listing Rule 5810(c)(3), and (iv) the Department will promptly issue a delisting determination. There can be no assurance that the Company will be able to maintain compliance with the Nasdaq Listing Rules during the one-year monitoring period.

On April 9, 2025, the Company issued a press release announcing that it had regained compliance with the Bid Price Rule. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated April 9, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDIBLE GARDEN AG INCORPORATED

Date: April 9, 2025	By:	/s/ James E. Kras
	Name:	James E. Kras
	Title:	President and Chief Executive Officer

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